SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2007

                             CHANCELLOR GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                    000-30219              87-0438647
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(State or Other Jurisdiction        (Commission         ( I.R.S. Employer
     of Incorporation)              File Number)        Identification No.)


          216 South Price Road, Pampa, TX                     79065
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     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (806) 688-9697

             40 Highway 95 ALT, S Suite 7, Silver Springs, NV 89104
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           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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

THIS REPORT AMENDS OUR CURRENT REPORT ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2007, ONLY AS TO THE INFORMATION SET FORTH IN "ITEM 3.02-UNREGISTERED SALES OF EQUITY SECURITIES" AND IN "ITEM 5.02-DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS."

ITEM 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                        Principal         Total Offering Price/
Date                Title and Amount (1)      Purchaser                 Underwriter       Underwriting Discounts
----                --------------------      ---------                 -----------       ----------------------

----------------------------------------------------------------------------------------------------------------
April 16, 2007      Warrant to purchase       CapWest Resources, Inc.        NA           $-/NA
                    2,000,000 shares of
                    common stock at any
                    time on and after April
                    9, 2012, at an exercise
                    price of $.001 per share
----------------------------------------------------------------------------------------------------------------
October, 2006       1,000,000 shares of       Corporate Officer              NA           $-/NA
                    commons stock
----------------------------------------------------------------------------------------------------------------
April 18, 2007      200,000 shares of         Corporate Officer              NA           $-/NA
                    common stock
----------------------------------------------------------------------------------------------------------------
April 18, 2007      2,037,751 shares of       Corporate Officer              NA           $-/NA
                    common stock
----------------------------------------------------------------------------------------------------------------

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Officers and Election of Directors

As authorized at a previous meeting of the Board of Directors of the Company, effective April 16, 2007, Mr. Robert Gordon resigned as our Chief Executive Officer and Mr. Bradley W. Fischer was appointed as our President and Chief Executive Officer and was elected a director of the Company to fill a vacancy on the Board. At this Board meeting, effective also April 16, 2007, Alan M. Wright was appointed as our Executive Vice President, Chief Financial Officer, Treasurer and Secretary, and Peter Harris was elected as a director to fill a vacancy on the Board of Directors.

Mr. Fischer, age 60, received a B.S.M.E. degree from the University of Nebraska in 1972, and completed the Program for Management Development from Harvard Graduate School of Business in 1991. Mr. Fischer is a registered professional engineer and has been a petroleum consultant since 2002, providing strategic evaluation services to independent oil companies considering international investment programs, evaluating domestic assets for acquisition and arranging financial backing for start-up companies in the U.S. From 1997 to 2002, he was President and Chief Executive Officer of CMS Oil and Gas Company. Prior thereto, Mr. Fischer held positions with Ashland Exploration, Inc., his final position being Senior Vice President (International and Gulf of Mexico), and with Mitchell Energy Corporation, Tenneco Oil Company and Texaco, Inc.

Mr. Wright, age 62, earned his Bachelor of Science degree in Economics from Cornell University in 1969. He has also completed post-graduate studies in Accounting at the University of West Florida, and Stanford University's Executive Management Program in 1982. From 2002 to 2005, he was Senior Vice President - Administrative and Financial Operations and Chief Financial Officer, at Aastrom Biosciences, and served as a director of that company from 2000 to 2005. Prior thereto, from 1991 to 2002, he was Executive Vice President and Chief Financial and Administrative Officer of CMS Energy Corporation and its principal subsidiary, Consumer's Energy.

Peter Harris, age 54, has a Bachelor of Business Administration degree from the Royal Melbourne Institute of Technology University and is completing his Master's of Business Administration at the same university. He is Executive Director of the Uranium Club of Australia, a member of the Advertising Federation of Australia and has been a director of Recycle (Australia) since 1996. He is currently overseeing the planning and implementation of exploration for metals under an exploration license issued by Minerals Tasmania, the minerals arm of the Tasmanian Government in Australia, and is currently in charge of strategy and development for a Melbourne-based investor relations firm specializing in publicly-traded oil and gas companies.

Executive Employment Agreement

On April 18, 2007, our Board of Directors ratified an employment letter effective April 16, 2007, with Bradley Fischer, our President and Chief Executive Officer that provides for an initial salary of $300,000 per annum and issuance to Mr. Fischer of an aggregate of 3,037,751 shares of common stock. In the event of a change in control of the Company during the term of the agreement, and Mr. Fischer's employment be terminated as a result of this change of control, he would be entitled to three years' salary, three years' bonuses, if any, at 100%, full vesting in any stock not vested, three years medical insurance coverage and tax re-payment if any of the total package falls under some kind of excess taxation penalty.

FOR THE FULL TERMS OF THE ABOVE EMPLOYMENT LETTER AGREEMENT, PLEASE REFER TO THE COPY OF THIS AGREEMENT FILED AS EXHIBIT 10.12 TO OUR CURRENT REPORT ON FORM 8-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2007.

Issuances of Common Stock to Director and Officers

As set forth above, under Mr. Fischer's employment letter, we have issued Mr. Fischer an aggregate of 3,037,751 shares of common stock.

On April 18, 2007, we issued 200,000 shares of common stock to Alan M. Wright, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CHANCELLOR GROUP, INC.

                                    By  /s/ Alan M. Wright
                                        ---------------------------------------
                                        Alan M. Wright, Chief Financial Officer

                                        Date: May 7, 2007